SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2008

                               Cape Bancorp, Inc.
                 -------------------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                    001-33934                26-1294270
----------------------------    --------------------     --------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
   of incorporation)                                      Identification No.)



225 North Main Street, Cape May Court House, New Jersey        08210
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (609) 465-5600


                                 Not Applicable
                  ------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
            -------------------------------------------------------------------

     On July 14, 2008, the Board of Directors of Cape Bancorp, Inc. (the "Company") unanimously approved an amendment to Section 1 of the Company's Bylaws to change the month of the Company's annual meeting of stockholders from the month of May to the month of April. This amendment will be effective as of September 1, 2008.

     The Amended and Restated Bylaws, following the amendment, is included herein as Exhibit 3.2.


Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

           Exhibit No.        Description
           -----------        -----------
             3.2              Amended and Restated Bylaws of Cape Bancorp, Inc.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                       CAPE BANCORP, INC.


DATE:  July 18, 2008            By:      /s/ Herbert L. Hornsby, Jr.
                                         --------------------------------------
                                         Herbert L. Hornsby, Jr.
                                         President and Chief Executive Officer